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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT
                        Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934



                               November 24, 2003
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                Date of Report (Date of earliest event reported)


                          Staten Island Bancorp, Inc.
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               (Exact Name of Registrant as Specified in Charter)


  Delaware                               1-13503                  13-3958850
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 (State or Other Jurisdiction   (Commission File Number)       (IRS Employer
 of Incorporation)                                           Identification No.)



1535 Richmond Avenue, Staten Island, New York                       10314
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(Address of Principal Executive Offices)                          (Zip Code)


                                 (718) 447-8880
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              (Registrant's telephone number, including area code)


                                 Not Applicable
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         (Former Name or Former Address, if Changed Since Last Report)






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Item 5.  Other Events and Required FD Disclosure.
         ----------------------------------------

     As previously reported, on November 24, 2003, Staten Island Bancorp, Inc., a Delaware corporation, and Independence Community Bank Corp., a Delaware corporation, entered into an Agreement and Plan of Merger (the "Merger Agreement"). A copy of the Merger Agreement is attached hereto as Exhibit 2.1 and the joint press announcing the execution of the Merger Agreement, which was issued on November 25, 2003, is incorporated herein by reference.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
         -------------------------------------------------------------------

         (a)  Not applicable.

         (b)  Not applicable.

         (c)  Exhibits.

Exhibit Number                Description
--------------                --------------------------------------------------

2.1 Agreement and Plan of Merger, dated as of November 24, 2003, by and between Independence Community Bank Corp. and Staten Island Bancorp, Inc. (without exhibits)

99.1 Joint press release dated November 25, 2003 (incorporated by reference from the Company's Current Report on Form 8-K filed by the Company with the SEC on November 25, 2003).



                                       2

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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     STATEN ISLAND BANCORP, INC.



Date: December 9, 2003               By:    /s/ Donald C. Fleming
                                            ------------------------------
                                            Donald C. Fleming
                                            Senior Vice President and
                                            Chief Financial Officer


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                                 EXHIBIT INDEX

Exhibit Number               Description
--------------               ---------------------------------------------------

2.1 Agreement and Plan of Merger, dated as of November 24, 2003, by and between Independence Community Bank Corp. and Staten Island Bancorp, Inc. (without exhibits)

99.1 Joint press release dated November 25, 2003 (incorporated by reference from the Company's Current Report on Form 8-K filed by the Company with the SEC on November 25, 2003).